UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 26, 2006
SPECTRALINK CORPORATION
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation or organization)

0-28180	84-1141188
(Commission file number)	(IRS Employer
Identification Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)
303-440-5330
(Issuer’s telephone number)
Not Applicable
(Former name, former address and former fiscal year, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results Of Operations And Financial Condition
Item 9.01 Financial Statements And Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Script from Conference Call

Section 2 — Financial Information
Item 2.02 Results Of Operations And Financial Condition.
On January 26, 2006, SpectraLink Corporation issued a press release and held a conference call announcing its fourth quarter and year-end financial results for 2005. A copy of the press release is furnished as Exhibit 99.1, and a copy of the conference call that was webcast on the Registrant’s Web site is furnished as Exhibit 99.2 to this report.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements And Exhibits.
List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
     (c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated January 26, 2006. *
99.2	Script from conference call held on January 26, 2006. *

* Furnished and not filed herewith, solely pursuant to Item 2.02.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: January 27, 2006
By: /s/ DAVID I. ROSENTHAL
David I. Rosenthal,
Principal Financial and Accounting
Officer and on behalf of the Registrant

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 26, 2006. *
99.2	Script from conference call held on January 26, 2006. *

* Furnished and not filed herewith, solely pursuant to Item 2.02.